UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04700
The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Equity Trust Inc.
Annual Report
December 31, 2010
Mario J. Gabelli, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Equity Trust’s (the “Fund”) net asset value (“NAV”) total return was 27.9% and the total return for the Fund’s publicly traded shares was 24.0%, compared with gains of 15.1% and 14.0% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively.
     On December 31, 2010, the Fund’s NAV per share was $5.85, while the price of the Fund’s publicly traded shares closed at $5.67 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Bruce N. Alpert
President

February 25, 2011
Comparative Results

	Average Annual Returns through December 31, 2010 (a) (Unaudited)
								Since
								Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	(08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	14.26%	27.93%	(1.81)%	6.35%	6.55%	9.00%	10.33%	10.60%
Investment Total Return (c)	16.03	23.96	(3.25)	5.74	5.26	8.93	9.94	10.07
S&P500 Index	10.76	15.08	(2.84)	2.29	1.42	6.77	9.13	9.30	(d)
Dow Jones Industrial Average	8.01	14.04	(1.58)	4.30	3.16	7.95	10.28	10.57	(d)
Nasdaq Composite Index	12.00	16.91	0.01	3.76	0.71	6.36	10.29	8.29

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

THE GABELLI EQUITY TRUST INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

Food and Beverage	10.4%
Cable and Satellite	8.1%
Financial Services	8.0%
Diversified Industrial	7.5%
Energy and Utilities	7.1%
Equipment and Supplies	6.0%
Entertainment	5.4%
Telecommunications	4.6%
Consumer Products	4.2%
Automotive: Parts and Accessories	3.9%
Health Care	3.6%
Machinery	2.7%
Consumer Services	2.5%
Retail	2.2%
Publishing	2.2%
Business Services	2.0%
Specialty Chemicals	2.0%
Hotels and Gaming	1.9%
Aviation: Parts and Services	1.9%
Aerospace	1.9%
Communications Equipment	1.7%
Wireless Communications	1.3%
Metals and Mining	1.3%
Electronics	1.2%
Environmental Services	1.0%
Broadcasting	0.9%
Agriculture	0.9%
Automotive	0.9%
Computer Software and Services	0.7%
Transportation	0.7%
Closed-End Funds	0.4%
Real Estate	0.4%
U.S. Government Obligations	0.2%
Manufactured Housing and Recreational Vehicles	0.1%
Real Estate Investment Trusts	0.1%
Computer Hardware	0.1%
Exchange Traded Notes	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Update to the By-Laws of The Gabelli Equity Trust Inc.
     On December 3, 2010, the Board of Directors of the Fund approved and adopted the Amended and Restated ByLaws of the Fund (the “December 2010 Amendments”). The December 2010 Amendments were effective as of December 3, 2010. The December 2010 Amendments set out the processes and procedures that shareholders of the Fund must follow and specifies additional information that shareholders of the Fund must provide when proposing director nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES
Quarter Ended December 31, 2010
(Unaudited)

		Ownership at
		December 31,
	Shares	2010
NET PURCHASES
Common Stocks
Agrium Inc.	5,000	5,000
AMETEK Inc. (a)	108,000	351,000
AMR Corp.	160,000	460,000
BBA Aviation plc (b)	8,462	638,462
Beckman Coulter Inc.	35,000	35,000
Best Buy Co. Inc.	5,000	5,000
Big Lots Inc.	7,000	7,000
BJ’s Wholesale Club Inc.	18,000	18,000
BorgWarner Inc.	7,000	91,000
Cisco Systems Inc.	20,000	20,000
Clear Channel Outdoor Holdings Inc., Cl. A	5,000	145,000
CNH Global NV	2,000	27,000
Coca-Cola Enterprises Inc. (c)	15,000	15,000
Deutsche Bank AG (d)	60,000	200,000
Diamond Offshore Drilling Inc.	7,000	10,000
Endo Pharmaceuticals Holdings Inc.	5,000	5,000
GenOn Energy Inc. (e)	15,000	15,000
Heineken NV	3,000	39,000
iPath S&P 500 VIX Short-Term Futures (f)	12,500	12,500
J. Crew Group Inc.	5,000	5,000
Liberty Media Corp. — Interactive, Cl. A	17,000	215,000
Massey Energy Co.	5,000	5,000
Mettler-Toledo International Inc.	2,400	2,400
Molex Inc., Cl. A	15,000	35,000
Motorola Inc.	125,000	200,000
O’Reilly Automotive Inc. (g)	113,000	113,000
Rollins Inc. (h)	417,845	1,427,845
Rolls-Royce Group plc., Cl. C (i)	76,800,000	76,800,000
Sara Lee Corp.	50,000	650,000
Symantec Corp.	10,000	10,000
Telephone & Data Systems Inc.	5,000	270,000
The Children’s Place Retail Stores Inc.	5,000	5,000
The Estee Lauder Companies Inc., Cl. A	1,000	1,000
The Mosaic Co.	5,000	15,000
Warner Chilcott plc, Cl. A	10,000	10,000
Waters Corp.	4,000	4,000

Rights
Ivanhoe Mines Ltd., expire 01/26/11 (j)	49,000	49,000

NET SALES
Common Stocks
Advanced Micro Devices Inc.	(4,000)	—
Allegheny Energy Inc.	(48,000)	20,000
America Movil SAB de CV, Cl. L, ADR	(12,000)	76,000
American Express Co.	(3,000)	524,000
Ameriprise Financial Inc.	(5,000)	—
Apache Corp.	(1,000)	67,000
Archer-Daniels-Midland Co.	(5,000)	280,000
Artio Global Investors Inc.	(25,000)	70,000
Ashland Inc.	(1,000)	12,000
Baldor Electric Co.	(23,000)	120,000
Banco Santander SA, ADR	(15,000)	73,000
Barrick Gold Corp.	(3,000)	85,000
Berkshire Hathaway Inc., Cl. A	(3)	130
Boston Scientific Corp.	(15,000)	200,000
BP plc, ADR	(10,000)	108,000
Cablevision Systems Corp., Cl. A	(160,000)	1,250,000
CBS Corp., Cl. A, Voting	(20,000)	330,000
China Mengniu Dairy Co. Ltd.	(50,000)	—
Cincinnati Bell Inc.	(75,000)	750,000
CLARCOR Inc.	(1,000)	157,000
Clearwire Corp., Cl. A	(16,070)	—
Coca-Cola Enterprises Inc. (c)	(15,000)	—
Commerzbank AG, ADR	(16,000)	110,000
ConocoPhillips	(27,000)	217,000
Cooper Industries plc	(7,000)	195,000
Corn Products International Inc.	(13,000)	31,000
Corning Inc.	(5,000)	460,000
Costco Wholesale Corp.	(10,000)	40,000
Covidien plc	(3,000)	52,000
Crane Co.	(15,000)	235,000
Curtiss-Wright Corp.	(5,000)	345,000
Dean Foods Co.	(40,000)	110,000
Deere & Co.	(27,000)	405,000
Del Monte Foods Co.	(25,000)	20,000
Denny’s Corp.	(10,108)	—
DIRECTV, Cl. A	(48,000)	567,000
Discovery Communications Inc., Cl. A	(34,500)	95,000
Discovery Communications Inc., Cl. C	(34,500)	95,000
Donaldson Co. Inc.	(1,000)	191,000
E.I. du Pont de Nemours and Co.	(2,000)	28,000
Eastman Kodak Co.	(8,000)	150,000
El Paso Corp.	(50,000)	230,000
Energizer Holdings Inc.	(10,000)	95,000
Ferro Corp.	(10,000)	455,000
Flowserve Corp.	(14,500)	100,000
Fomento Economico Mexicano SAB de CV, ADR	(7,000)	85,000
Fortune Brands Inc.	(5,000)	115,000
Frontier Communications Corp.	(20,000)	—
Gaylord Entertainment Co.	(3,000)	197,000
GenCorp Inc.	(25,000)	305,000
General Electric Co.	(5,000)	215,000
General Mills Inc.	(10,000)	40,000
Genuine Parts Co.	(3,000)	272,000
Gerber Scientific Inc.	(30,000)	60,000
GrafTech International Ltd.	(20,000)	70,000
Gray Television Inc.	(4,000)	36,000
Gray Television Inc., Cl. A	(5,000)	—
Greif Inc., Cl. B .	(6,000)	12,000
Grupo Bimbo SAB de CV, Cl. A	(20,000)	660,000
Grupo Televisa SA, ADR	(15,000)	675,000
Halliburton Co.	(10,000)	200,000
Honeywell International Inc.	(5,000)	415,000
Idearc Inc.	(10,000)	—
IDEX Corp.	(4,000)	300,000
Il Sole 24 Ore	(652,600)	500,000
Independent News & Media plc	(28,323)	—
Intel Corp.	(80,000)	100,000
ITO EN Ltd.	(30,000)	120,000
ITO EN Ltd., Preference	(5,000)	15,000
Ivanhoe Mines Ltd. (j)	(25,000)	49,000
Johnson Controls Inc.	(26,000)	169,000
JPMorgan Chase & Co.	(3,000)	61,088
Kaman Corp.	(3,099)	27,800
Kraft Foods Inc., Cl. A	(10,000)	162,278
Landauer Inc.	(1,000)	91,000
Las Vegas Sands Corp.	(40,000)	50,000
Legg Mason Inc.	(29,000)	149,000
Leucadia National Corp.	(3,000)	127,000
Liberty Global Inc., Cl. A	(54,770)	122,000
Liberty Global Inc., Cl. C	(17,001)	122,000
Liberty Media Corp. — Starz, Cl. A	(2,000)	27,000
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES (Continued)
Quarter Ended December 31, 2010
(Unaudited)

		Ownership at
		December 31,
	Shares	2010
LIN TV Corp., Cl. A	(5,000)	40,000
Madison Square Garden Inc., Cl. A	(15,000)	344,500
Marsh & McLennan Companies Inc.	(25,000)	155,000
Mead Johnson Nutrition Co.	(5,000)	51,000
Media General Inc., Cl. A	(50,000)	150,000
Meredith Corp.	(3,000)	114,000
MGM Resorts International	(26,000)	29,000
Mirant Corp. (e) .	(10,000)	—
Modine Manufacturing Co.	(20,000)	280,000
Monsanto Co.	(7,000)	21,000
Moody’s Corp.	(5,000)	15,000
Navistar International Corp.	(3,000)	122,000
NCR Corp.	(10,000)	95,000
News Corp., Cl. A	(55,000)	1,275,000
Nobility Homes Inc.	(500)	9,500
Northeast Utilities	(10,000)	195,000
Northrop Grumman Corp.	(5,000)	40,000
Novartis AG, ADR	(1,000)	97,000
NSTAR	(5,000)	5,000
Omnova Solutions Inc.	(5,000)	270,000
O’Reilly Automotive Inc. (g)	(128,000)	—
Orient-Express Hotels Ltd., Cl. A	(10,000)	32,000
PACCAR Inc.	(9,000)	87,750
Pactiv Corp.	(78,000)	—
PetroChina Co. Ltd., ADR	(500)	—
Pinnacle Entertainment Inc.	(35,000)	65,000
Precision Castparts Corp.	(9,000)	89,000
Republic Services Inc.	(5,000)	215,000
Research In Motion Ltd.	(5,000)	—
Rockwell Automation Inc.	(2,000)	28,000
Rogers Communications Inc., Cl. B, New York	(6,000)	483,690
Rowan Companies Inc.	(5,000)	185,000
Royce Value Trust Inc.	(1,500)	30,000
Seat Pagine Gialle SpA	(332)	—
Sensient Technologies Corp.	(5,000)	235,000
Shaw Communications Inc., Cl. B, New York	(5,000)	155,000
Skyline Corp.	(2,500)	30,500
Sprint Nextel Corp.	(50,000)	1,100,000
SSL International plc (k)	(50,000)	—
Sulzer AG	(500)	20,500
Swedish Match AB	(50,000)	890,000
Talbots Inc., expire 04/06/15	(19,811)	150,000
Tele Norte Leste Participacoes SA, ADR	(25,000)	159,000
Telecom Argentina SA, ADR	(10,000)	28,000
Telecom Italia SpA	(200,000)	600,000
Telefonica SA, ADR	(3,000)	195,000
Telefonos de Mexico SAB de CV, Cl. L, ADR	(15,000)	37,000
Telephone & Data Systems Inc., Special	(26,000)	324,000
The Allstate Corp.	(3,000)	—
The Bank of New York Mellon Corp.	(38)	185,000
The Boeing Co.	(6,000)	117,000
The Central Europe and Russia Fund Inc.	(1,000)	103,000
The Coca-Cola Co.	(2,000)	73,000
The Great Atlantic & Pacific Tea Co. Inc.	(185,000)	—
The Interpublic Group of Companies Inc.	(10,000)	330,000
The McGraw-Hill Companies Inc.	(3,500)	130,000
The Phoenix Companies Inc.	(24,000)	—
The St. Joe Co.	(6,000)	164,000
The Walt Disney Co.	(10,000)	—
Thomas & Betts Corp.	(3,000)	247,000
Time Warner Cable Inc.	(5,000)	70,000
Tokyo Broadcasting System Holdings Inc.	(10,000)	100,000
Tootsie Roll Industries Inc.	(1,429)	128,000
Trinity Industries Inc.	(30,000)	30,000
Tyco Electronics Ltd.	(3,000)	59,000
Tyco International Ltd.	(13,000)	207,000
UltraShort Dow30 ProShares .	(200,000)	—
Universal Entertainment Corp.	(15,000)	110,000
Vivendi	(10,000)	390,000
Waddell & Reed Financial Inc., Cl. A	(10,000)	90,000
Walgreen Co.	(10,000)	80,000

Rights
Deutsche Bank AG, expire 10/05/10 (d)	(140,000)	—

(a)	Stock Split — 3 shares for every 2 shares held. 6,000 shares were sold prior to the stock split and 4,500 shares were sold after the stock split.

(b)	Dividend reinvestment.

(c)	Merger — 1 new share of Coca-Cola Enterprises Inc. plus $10 cash for every 1 share of Coca-Cola Enterprises held.

(d)	Rights exercise: 1 share of Deutsche Bank AG for every 2 shares of Deutsche Bank AG, Rights which expired on 10/05/10. 10,000 shares of Deutsche Bank AG were sold after the rights exercise.

(e)	Merger — 2.835 shares of GenOn Energy Inc. for every 1 share of Mirant Corp. held. 13,350 shares of GenOn Energy Inc. were sold after the merger.

(f)	Reverse Split — 1:4. 50,000 shares were purchased prior to the reverse split.

(g)	CUSIP change from 686091109 to 67103H107. 15,000 shares were sold prior to the change of CUSIP.

(h)	Stock Split — 3 shares for every 2 shares held. 23,000 shares were sold prior to the stock split and 52,655 shares were sold after the stock split.

(i)	Stock dividend — 64 shares of Rolls-Royce Group plc., Cl. C for every 1 share of Rolls-Royce Group plc held.

(j)	Rights issuance — 1 share of rights for every 1 share of common stock held. 25,000 shares of common stock were sold prior to the rights issuance.

(k)	Tender Offer — £11.63 for every 1 share held.
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.5%
	Food and Beverage — 10.4%
32,000	Brown-Forman Corp., Cl. A	$1,556,972	$2,224,320
6,250	Brown-Forman Corp., Cl. B	410,925	435,125
70,000	Campbell Soup Co.	1,928,257	2,432,500
15,000	Coca-Cola Enterprises Inc.	275,289	375,450
100,000	Constellation Brands Inc., Cl. A†	1,264,244	2,215,000
31,000	Corn Products International Inc.	427,516	1,426,000
225,000	Danone	10,770,736	14,137,479
600,000	Davide Campari — Milano SpA	3,120,039	3,904,694
110,000	Dean Foods Co.†	2,166,509	972,400
20,000	Del Monte Foods Co.	182,345	376,000
203,000	Diageo plc, ADR	8,469,887	15,088,990
100,000	Dr Pepper Snapple Group Inc.	2,291,138	3,516,000
70,000	Flowers Foods Inc.	519,947	1,883,700
85,000	Fomento Economico Mexicano SAB de CV, ADR	1,135,411	4,753,200
40,000	General Mills Inc.	967,929	1,423,600
660,000	Grupo Bimbo SAB de CV, Cl. A	1,961,601	5,635,385
84,000	H.J. Heinz Co.	2,951,372	4,154,640
39,000	Heineken NV.	1,824,047	1,912,138
120,000	ITO EN Ltd.	2,774,178	1,995,320
15,000	ITO EN Ltd., Preference	332,711	183,643
14,000	Kellogg Co.	502,615	715,120
66,000	Kerry Group plc, Cl. A	758,380	2,197,854
162,278	Kraft Foods Inc., Cl. A	4,845,519	5,113,380
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	1,891,746
1,000	MEIJI Holdings Co. Ltd.	50,608	45,203
70,000	Morinaga Milk Industry Co. Ltd.	299,202	296,588
25,000	Nestlé SA	513,610	1,463,904
210,000	PepsiCo Inc. (a)	11,513,352	13,719,300
46,000	Pernod-Ricard SA	3,968,283	4,325,044
64,000	Ralcorp Holdings Inc.†	1,243,785	4,160,640
40,673	Remy Cointreau SA	2,357,660	2,877,922
10,000	Safeway Inc.	203,400	224,900
650,000	Sara Lee Corp.	9,297,894	11,381,500
73,000	The Coca-Cola Co.	3,250,019	4,801,210
20,000	The Hain Celestial Group Inc.†	267,663	541,200
56,000	The Hershey Co.	2,444,156	2,640,400
2,000	The J.M. Smucker Co.	52,993	131,300
10,000	The Kroger Co.	218,288	223,600
128,000	Tootsie Roll Industries Inc.	1,543,434	3,708,160
75,000	Tyson Foods Inc., Cl. A	743,792	1,291,500
380,000	YAKULT HONSHA Co. Ltd.	10,693,823	10,947,407

		100,497,076	141,743,462

	Cable and Satellite — 8.1%
1,250,000	Cablevision Systems Corp., Cl. A	21,136,796	42,300,000
105,000	Comcast Corp., Cl. A, Special	630,439	2,185,050
567,000	DIRECTV, Cl. A†	12,103,495	22,640,310
100,000	DISH Network Corp., Cl. A†	2,548,495	1,966,000
30,740	EchoStar Corp., Cl. A†	923,528	767,578
122,000	Liberty Global Inc., Cl. A†	2,115,989	4,316,360
122,000	Liberty Global Inc., Cl. C†	2,682,556	4,134,580
483,690	Rogers Communications Inc., Cl. B, New York	4,008,509	16,750,185
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	671,956
120,000	Scripps Networks Interactive Inc., Cl. A	3,863,791	6,210,000
155,000	Shaw Communications Inc., Cl. B, New York	319,001	3,313,900
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	52,983	859,700
70,000	Time Warner Cable Inc.	3,990,407	4,622,100

		54,513,413	110,737,719

	Financial Services — 8.0%
524,000	American Express Co. (a)	24,720,883	22,490,080
19,452	Argo Group International Holdings Ltd.	752,879	728,477
70,000	Artio Global Investors Inc.	1,819,126	1,032,500
73,000	Banco Santander SA, ADR	261,644	777,450
130	Berkshire Hathaway Inc., Cl. A†	381,651	15,658,500
10,000	Calamos Asset Management Inc., Cl. A	88,164	140,000
380,000	Citigroup Inc.†	1,846,023	1,797,400
110,000	Commerzbank AG, ADR†	1,939,000	809,600
200,000	Deutsche Bank AG	13,546,548	10,410,000
10,000	Fortress Investment Group LLC, Cl. A†	49,694	57,000
22,000	H&R Block Inc.	369,710	262,020
17,000	Interactive Brokers Group Inc., Cl. A	384,193	302,940
185,000	Janus Capital Group Inc.	3,080,975	2,399,450
61,088	JPMorgan Chase & Co.	1,720,041	2,591,353
30,000	Kinnevik Investment AB, Cl. A	450,841	609,309
149,000	Legg Mason Inc.	2,921,818	5,404,230
127,000	Leucadia National Corp.	1,599,641	3,705,860
5,000	Loews Corp.	183,078	194,550
155,000	Marsh & McLennan Companies Inc.	4,715,688	4,237,700
15,000	Moody’s Corp.	670,737	398,100
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	342,760
120,000	State Street Corp.	4,047,374	5,560,800
20,000	SunTrust Banks Inc.	419,333	590,200
140,000	T. Rowe Price Group Inc.	4,303,432	9,035,600
185,000	The Bank of New York Mellon Corp.	6,052,357	5,587,000
43,000	The Charles Schwab Corp.	628,338	735,730
15,000	The Dun & Bradstreet Corp.	353,346	1,231,350
90,000	Waddell & Reed Financial Inc., Cl. A	1,986,736	3,176,100
290,000	Wells Fargo & Co.	8,655,084	8,987,100

		88,162,893	109,253,159

	Diversified Industrial — 7.3%
3,000	Acuity Brands Inc.	76,507	173,010
158,000	Ampco-Pittsburgh Corp.	2,060,108	4,431,900
120,000	Baldor Electric Co.	3,999,250	7,564,800
195,000	Cooper Industries plc	4,956,064	11,366,550
235,000	Crane Co.	5,417,395	9,651,450
215,000	General Electric Co.	4,699,511	3,932,350
185,000	Greif Inc., Cl. A	2,262,757	11,451,500
12,000	Greif Inc., Cl. B	498,330	732,000
415,000	Honeywell International Inc.	13,779,476	22,061,400
240,000	ITT Corp.	5,965,926	12,506,400
10,000	Jardine Strategic Holdings Ltd.	190,495	276,800
30,000	Material Sciences Corp.†	30,306	191,700
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

				Market
Shares			Cost	Value
		COMMON STOCKS (Continued)
		Diversified Industrial (Continued)
98,000		Park-Ohio Holdings Corp.†	$1,017,645	$2,049,180
1,000		Pentair Inc.	31,908	36,510
20,500		Sulzer AG	578,604	3,124,331
30,000		Trinity Industries Inc.	428,108	798,300
207,000		Tyco International Ltd.	9,455,900	8,578,080

			55,448,290	98,926,261

		Energy and Utilities — 7.1%
3,500		AGL Resources Inc.	63,091	125,475
20,000		Allegheny Energy Inc.	643,634	484,800
36,000		Anadarko Petroleum Corp.	1,554,403	2,741,760
67,000		Apache Corp.	2,611,727	7,988,410
108,000		BP plc, ADR	6,423,086	4,770,360
61,000		CH Energy Group Inc.	2,515,309	2,982,290
39,000		CMS Energy Corp.	249,159	725,400
217,000		ConocoPhillips	13,079,651	14,777,700
80,000		Constellation Energy Group Inc.	2,413,836	2,450,400
10,000		Diamond Offshore Drilling Inc.	715,430	668,700
60,000		DPL Inc.	1,411,620	1,542,600
115,000		Duke Energy Corp.	2,081,023	2,048,150
230,000		El Paso Corp.	2,096,546	3,164,800
265,000		El Paso Electric Co.†	4,404,805	7,295,450
75,000		Exxon Mobil Corp.	2,571,862	5,484,000
15,000		GenOn Energy Inc.†	141,261	57,150
140,000		GenOn Energy Inc., Escrow† (b)	0	0
25,000		Great Plains Energy Inc.	599,622	484,750
200,000		Halliburton Co.	3,416,551	8,166,000
12,000		Marathon Oil Corp.	134,019	444,360
5,000		Massey Energy Co.	240,258	268,250
32,000		NextEra Energy Inc.	1,423,514	1,663,680
2,000		Niko Resources Ltd., OTC	110,842	207,543
1,000		Niko Resources Ltd., Toronto	55,421	103,771
10,000		NiSource Inc.	215,500	176,200
20,000		Noble Corp.	694,578	715,400
195,000		Northeast Utilities	3,912,596	6,216,600
5,000		NSTAR	193,283	210,950
19,000		Oceaneering International Inc.†	512,207	1,398,970
100,000		Progress Energy Inc., CVO†	52,000	15,250
185,000		Rowan Companies Inc.†	6,741,661	6,458,350
5,000		SJW Corp.	68,704	132,350
20,000		Southwest Gas Corp.	451,132	733,400
130,000		Spectra Energy Corp.	3,274,110	3,248,700
20,000		TECO Energy Inc.	343,100	356,000
60,000		The AES Corp.†	342,618	730,800
16,000		Transocean Ltd.†	1,086,152	1,112,160
250,000		Westar Energy Inc.	4,221,060	6,290,000
4,000		Wisconsin Energy Corp.	229,160	235,440

			71,294,531	96,676,369

		Equipment and Supplies — 6.0%
351,000		AMETEK Inc.	3,841,434	13,776,750
4,000		Amphenol Corp., Cl. A	14,775	211,120
94,000		CIRCOR International Inc.	974,241	3,974,320
191,000		Donaldson Co. Inc.	2,976,575	11,131,480
100,000		Flowserve Corp.	3,093,762	11,922,000
23,000		Franklin Electric Co. Inc.	250,434	895,160
60,000		Gerber Scientific Inc.†	688,424	472,200
70,000		GrafTech International Ltd.†	626,515	1,388,800
300,000		IDEX Corp.	7,173,399	11,736,000
40,000		Ingersoll-Rand plc	806,578	1,883,600
204,000		Lufkin Industries Inc.	990,973	12,727,560
11,000		Mueller Industries Inc.	485,034	359,700
2,000		Sealed Air Corp.	17,404	50,900
70,000		Tenaris SA, ADR	3,080,791	3,428,600
4,000		The Manitowoc Co. Inc.	25,450	52,440
70,000		The Weir Group plc	294,552	1,942,625
169,000		Watts Water Technologies Inc., Cl. A	2,532,745	6,183,710

			27,873,086	82,136,965

		Entertainment — 5.4%
32,000		Canal+ Groupe	34,011	214,665
2,002		Chestnut Hill Ventures† (b)	54,500	91,191
95,000		Discovery Communications Inc., Cl. A†	1,748,895	3,961,500
95,000		Discovery Communications Inc., Cl. C†	1,220,927	3,485,550
500		DreamWorks Animation SKG Inc., Cl. A†	10,535	14,735
675,000		Grupo Televisa SA, ADR†	7,867,905	17,502,750
27,000		Liberty Media Corp. — Starz, Cl. A†	475,165	1,794,960
344,500		Madison Square Garden Inc., Cl. A†	5,308,548	8,881,210
10,000		Regal Entertainment Group, Cl. A	134,259	117,400
280,000		Time Warner Inc.	12,005,041	9,007,600
100,000		Tokyo Broadcasting System Holdings Inc.	2,864,975	1,420,126
110,000		Universal Entertainment Corp.†	2,400,880	3,215,051
300,000		Viacom Inc., Cl. A	13,911,309	13,758,000
390,000		Vivendi	11,450,308	10,527,441

			59,487,258	73,992,179

		Telecommunications — 4.5%
65,000		BCE Inc.	1,607,839	2,304,900
5,000	(c)	Bell Aliant Regional Communications Income Fund	129,613	130,695
45,480		Brasil Telecom SA, ADR	1,438,987	997,376
15,801		Brasil Telecom SA, Cl. C, ADR	254,380	141,893
1,100,000		BT Group plc	4,548,616	3,100,716
7,040,836		Cable & Wireless Jamaica Ltd.† (d)	128,658	27,263
750,000		Cincinnati Bell Inc.†	4,517,256	2,100,000
155,000		Deutsche Telekom AG, ADR	2,554,250	1,984,000
5,000		Fastweb SpA†	96,670	119,666
44,000		Hellenic Telecommunications Organization SA	802,330	360,429
16,000		Hellenic Telecommunications Organization SA, ADR	128,689	64,000
95,000		Koninklijke KPN NV	221,092	1,386,287
50,000		Qwest Communications International Inc.	204,496	380,500
1,100,000		Sprint Nextel Corp.†	11,245,833	4,653,000
159,000		Tele Norte Leste Participacoes SA, ADR	2,111,791	2,337,300
28,000		Telecom Argentina SA, ADR	165,941	696,920
600,000		Telecom Italia SpA	2,452,905	775,326
195,000		Telefonica SA, ADR	9,029,038	13,341,900
37,000		Telefonos de Mexico SAB de CV, Cl. L, ADR	185,511	597,180
270,000		Telephone & Data Systems Inc.	12,543,458	9,868,500
324,000		Telephone & Data Systems Inc., Special	14,186,259	10,212,480
15,000		TELUS Corp.	280,203	686,111
148,000		Verizon Communications Inc.	4,860,194	5,295,440

			73,694,009	61,561,882

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Products — 4.2%
65,000	Avon Products Inc.	$1,782,368	$1,888,900
17,000	Christian Dior SA	643,155	2,428,474
12,000	Church & Dwight Co. Inc.	79,628	828,240
9,000	Clorox Co.	500,281	569,520
150,000	Eastman Kodak Co.†	1,189,414	804,000
95,000	Energizer Holdings Inc.†	4,418,480	6,925,500
115,000	Fortune Brands Inc.	5,451,150	6,928,750
2,266	Givaudan SA	653,003	2,445,341
60,000	Hanesbrands Inc.†	1,376,148	1,524,000
30,000	Harley-Davidson Inc.	1,393,692	1,040,100
4,000	Jarden Corp.	91,909	123,480
8,000	Mattel Inc.	144,000	203,440
13,000	National Presto Industries Inc.	408,869	1,690,130
10,000	Oil-Dri Corp. of America	171,255	214,900
56,000	Reckitt Benckiser Group plc	1,721,681	3,077,642
33,000	Svenska Cellulosa AB, Cl. B	450,176	521,080
890,000	Swedish Match AB	9,822,659	25,764,499
1,000	The Estee Lauder Companies Inc., Cl. A	72,260	80,700

		30,370,128	57,058,696

	Automotive: Parts and Accessories — 3.9%
91,000	BorgWarner Inc.†	1,793,704	6,584,760
157,000	CLARCOR Inc.	1,274,041	6,733,730
215,000	Dana Holding Corp.†	1,440,698	3,700,150
272,000	Genuine Parts Co.	9,655,727	13,964,480
169,000	Johnson Controls Inc.	3,607,709	6,455,800
135,000	Midas Inc.†	1,878,589	1,094,850
280,000	Modine Manufacturing Co.†	6,249,296	4,340,000
113,000	O’Reilly Automotive Inc.†	3,284,666	6,827,460
175,000	Standard Motor Products Inc.	1,873,526	2,397,500
45,000	Superior Industries International Inc.	919,172	954,900

		31,977,128	53,053,630

	Health Care — 3.6%
12,000	Abbott Laboratories	506,418	574,920
14,046	Allergan Inc.	655,380	964,539
38,000	Amgen Inc.†	2,221,438	2,086,200
38,000	Baxter International Inc.	1,967,745	1,923,560
35,000	Beckman Coulter Inc.	2,559,900	2,633,050
3,500	Becton, Dickinson and Co.	283,140	295,820
35,000	Biogen Idec Inc.†	806,669	2,346,750
200,000	Boston Scientific Corp.†	1,962,585	1,514,000
85,000	Bristol-Myers Squibb Co.	2,152,363	2,250,800
1,000	Cephalon Inc.†	57,920	61,720
52,000	Covidien plc	2,061,309	2,374,320
5,000	Endo Pharmaceuticals Holdings Inc.†	176,446	178,550
30,000	Henry Schein Inc.†	764,324	1,841,700
15,000	Hospira Inc.†	528,513	835,350
45,000	Johnson & Johnson	2,919,812	2,783,250
74,000	Life Technologies Corp.†	1,938,480	4,107,000
51,000	Mead Johnson Nutrition Co.	2,186,697	3,174,750
100,000	Merck & Co. Inc.	2,237,482	3,604,000
10,000	Nobel Biocare Holding AG	286,712	188,556
97,000	Novartis AG, ADR	4,333,718	5,718,150
95,000	UnitedHealth Group Inc.	4,478,503	3,430,450
10,000	Warner Chilcott plc, Cl. A	239,465	225,600
4,000	Waters Corp.†	285,470	310,840
12,000	Watson Pharmaceuticals Inc.†	491,936	619,800
64,000	William Demant Holding A/S†	2,909,321	4,727,100
7,000	Zimmer Holdings Inc.†	339,145	375,760

		39,350,891	49,146,535

	Machinery — 2.7%
15,000	Caterpillar Inc.	101,378	1,404,900
27,000	CNH Global NV†	402,613	1,288,980
405,000	Deere & Co. (a)	11,857,416	33,635,250

		12,361,407	36,329,130

	Consumer Services — 2.5%
100,000	IAC/InterActiveCorp.†	2,555,272	2,870,000
215,000	Liberty Media Corp. - Interactive, Cl. A†	4,583,311	3,390,550
1,427,845	Rollins Inc.	9,754,264	28,199,939

		16,892,847	34,460,489

	Retail — 2.2%
100,000	AutoNation Inc.†	1,070,027	2,820,000
500	AutoZone Inc.†	43,965	136,295
5,000	Best Buy Co. Inc.	170,200	171,450
7,000	Big Lots Inc.†	210,860	213,220
18,000	BJ’s Wholesale Club Inc.†	832,298	862,200
40,000	Coldwater Creek Inc.†	157,162	126,800
40,000	Costco Wholesale Corp.	1,843,960	2,888,400
115,000	CVS Caremark Corp.	3,957,699	3,998,550
29,000	HSN Inc.†	513,331	888,560
5,000	J. Crew Group Inc.†	219,246	215,700
390,000	Macy’s Inc.	7,012,577	9,867,000
50,000	Sally Beauty Holdings Inc.†	416,927	726,500
5,000	The Children’s Place Retail Stores Inc.†	245,384	248,200
50,000	Wal-Mart Stores Inc.	2,439,000	2,696,500
80,000	Walgreen Co.	2,690,043	3,116,800
22,000	Whole Foods Market Inc.†	447,986	1,112,980

		22,270,665	30,089,155

	Publishing — 2.2%
500,000	Il Sole 24 Ore SpA†	4,134,104	924,058
150,000	Media General Inc., Cl. A†	5,150,736	867,000
114,000	Meredith Corp.	4,806,823	3,950,100
1,275,000	News Corp., Cl. A (a)	16,187,375	18,564,000
20,000	News Corp., Cl. B	186,274	328,400
27,000	The E.W. Scripps Co., Cl. A†	172,847	274,050
130,000	The McGraw-Hill Companies Inc.	5,211,271	4,733,300

		35,849,430	29,640,908

	Business Services — 2.0%
6,000	ACCO Brands Corp.†	77,008	51,120
18,000	Ascent Media Corp., Cl. A†	550,594	697,680
145,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,305,342	2,035,800
180,000	Contax Participacoes SA, ADR	73,939	657,000
100,000	Diebold Inc.	3,782,286	3,205,000
5,230	Edenred†	94,604	123,808
200,000	G4S plc	0	793,888
1,000	Hertz Global Holdings Inc.†	7,031	14,490
12,000	Jardine Matheson Holdings Ltd.	289,300	528,000
91,000	Landauer Inc.	2,492,235	5,457,270
40,500	MasterCard Inc., Cl. A	1,780,529	9,076,455
30,000	Monster Worldwide Inc.†	533,936	708,900
330,000	The Interpublic Group of Companies Inc.†	2,811,358	3,504,600
8,000	Visa Inc., Cl. A	352,000	563,040

		15,150,162	27,417,051

	Specialty Chemicals — 2.0%
12,000	Ashland Inc.	200,880	610,320
28,000	E.I. du Pont de Nemours and Co.	1,155,798	1,396,640
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
455,000	Ferro Corp.†	$5,432,442	$6,661,200
4,000	FMC Corp.	136,430	319,560
45,000	H.B. Fuller Co.	620,163	923,400
70,000	International Flavors & Fragrances Inc.	3,296,486	3,891,300
270,000	Omnova Solutions Inc.†	1,693,885	2,257,200
235,000	Sensient Technologies Corp.	4,294,444	8,631,550
100,000	Zep Inc.	1,293,508	1,988,000

		18,124,036	26,679,170

	Hotels and Gaming — 1.9%
20,000	Accor SA	694,524	889,982
197,000	Gaylord Entertainment Co.†	5,070,213	7,080,180
70,000	Genting Singapore plc†	52,525	119,453
37,000	Interval Leisure Group Inc.†	712,898	597,180
1,500,087	Ladbrokes plc	10,712,466	2,869,670
50,000	Las Vegas Sands Corp.†	260,857	2,297,500
3,900,000	Mandarin Oriental International Ltd.	7,272,574	8,073,000
29,000	MGM Resorts International†	158,500	430,650
32,000	Orient-Express Hotels Ltd., Cl. A†	473,395	415,680
65,000	Pinnacle Entertainment Inc.†	310,631	911,300
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	2,066,520
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	342,734
2,000	Wynn Resorts Ltd.	74,539	207,680

		26,469,169	26,301,529

	Aviation: Parts and Services — 1.9%
345,000	Curtiss-Wright Corp.	4,896,861	11,454,000
305,000	GenCorp Inc.†	2,789,615	1,576,850
89,000	Precision Castparts Corp.	4,580,068	12,389,690

		12,266,544	25,420,540

	Aerospace — 1.9%
638,462	BBA Aviation plc	1,531,666	2,205,849
27,800	Kaman Corp.	595,372	808,146
4,000	Lockheed Martin Corp.	234,360	279,640
40,000	Northrop Grumman Corp.	2,270,086	2,591,200
1,200,000	Rolls-Royce Group plc†	9,166,092	11,655,749
76,800,000	Rolls-Royce Group plc., Cl. C†	121,203	119,738
117,000	The Boeing Co.	7,147,925	7,635,420

		21,066,704	25,295,742

	Communications Equipment — 1.7%
20,000	Cisco Systems Inc.†	408,100	404,600
460,000	Corning Inc.	3,898,919	8,887,200
200,000	Motorola Inc.†	1,598,314	1,814,000
247,000	Thomas & Betts Corp.†	8,097,864	11,930,100

		14,003,197	23,035,900

	Wireless Communications — 1.3%
76,000	America Movil SAB de CV, Cl. L, ADR .	1,086,757	4,357,840
10,000	Millicom International Cellular SA	1,000,288	956,000
1,500	NTT DoCoMo Inc.	2,980,751	2,619,781
32,165	Tim Participacoes SA, ADR	390,212	1,098,113
115,400	United States Cellular Corp.†	5,343,392	5,763,076
56,938	Vivo Participacoes SA, ADR	2,233,072	1,855,609
66,000	Vodafone Group plc, ADR	1,752,720	1,744,380

		14,787,192	18,394,799

	Metals and Mining — 1.3%
15,000	Agnico-Eagle Mines Ltd.	717,413	1,150,500
53,000	Alcoa Inc.	749,463	815,670
85,000	Barrick Gold Corp.	2,488,800	4,520,300
4,000	Freeport-McMoRan Copper & Gold Inc.	102,895	480,360
49,000	Ivanhoe Mines Ltd.†	367,582	1,123,080
52,000	New Hope Corp. Ltd.	70,252	257,950
155,000	Newmont Mining Corp.	4,747,145	9,521,650

		9,243,550	17,869,510

	Electronics — 1.2%
20,000	Bel Fuse Inc., Cl. A	591,897	510,100
4,000	Hitachi Ltd., ADR	287,076	213,400
100,000	Intel Corp.	2,148,940	2,103,000
35,000	Koninklijke Philips Electronics NV	48,221	1,074,500
75,000	LSI Corp.†	442,152	449,250
20,000	MEMC Electronic Materials Inc.†	253,051	225,200
2,400	Mettler-Toledo International Inc.†	337,270	362,904
35,000	Molex Inc., Cl. A	779,893	660,450
2,000	Rovi Corp.†	33,295	124,020
275,000	Texas Instruments Inc.	6,623,135	8,937,500
59,000	Tyco Electronics Ltd.	2,264,250	2,088,600

		13,809,180	16,748,924

	Environmental Services — 1.0%
215,000	Republic Services Inc.	4,602,429	6,419,900
190,000	Waste Management Inc. (a)	4,812,032	7,005,300

		9,414,461	13,425,200

	Broadcasting — 0.9%
330,000	CBS Corp., Cl. A, Voting	9,794,431	6,279,900
2,000	Cogeco Inc.	39,014	75,410
25,334	Corus Entertainment Inc., Cl. B, OTC .	46,981	566,215
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	148,498
36,000	Gray Television Inc.†	97,892	67,320
77,000	Liberty Media Corp. — Capital, Cl. A†	990,182	4,817,120
40,000	LIN TV Corp., Cl. A†	300,656	212,000
100,000	Television Broadcasts Ltd.	396,239	540,346

		11,677,801	12,706,809

	Agriculture — 0.9%
5,000	Agrium Inc.	412,700	458,750
280,000	Archer-Daniels-Midland Co.	6,436,364	8,422,400
21,000	Monsanto Co.	938,179	1,462,440
15,000	Syngenta AG, ADR	189,981	881,700
15,000	The Mosaic Co.	516,110	1,145,400

		8,493,334	12,370,690

	Automotive — 0.9%
122,000	Navistar International Corp.†	3,144,177	7,065,020
87,750	PACCAR Inc.	388,556	5,038,605

		3,532,733	12,103,625

	Computer Software and Services — 0.7%
45,000	AOL Inc.†	1,286,238	1,066,950
10,000	Check Point Software Technologies Ltd.†	169,874	462,600
95,000	NCR Corp.†	1,582,259	1,460,150
28,000	Rockwell Automation Inc.	976,136	2,007,880
10,000	Symantec Corp.†	170,750	167,400
285,000	Yahoo! Inc.†	6,875,436	4,739,550

		11,060,693	9,904,530

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Transportation — 0.7%
460,000	AMR Corp.†	$4,436,464	$3,583,400
158,000	GATX Corp.	4,217,308	5,574,240
3,000	Grupo TMM SA, Cl. A, ADR†	6,660	7,650

		8,660,432	9,165,290

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	368,797	436,200
103,000	The Central Europe and Russia Fund Inc.	2,379,790	4,309,520
70,957	The New Germany Fund Inc.	765,717	1,114,734

		3,514,304	5,860,454

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	529,368	1,797,090
164,000	The St. Joe Co.†	7,702,775	3,583,400

		8,232,143	5,380,490

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	590,336
9,500	Nobility Homes Inc.†	185,367	77,045
30,500	Skyline Corp.	1,025,011	795,440

		1,343,173	1,462,821

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	37,490	107,960
24,984	Rayonier Inc.	798,811	1,312,160

		836,301	1,420,120

	Computer Hardware — 0.1%
110,000	Xerox Corp.	1,158,055	1,267,200

	Exchange Traded Notes — 0.0%
12,500	iPath S&P 500 VIX Short-Term Futures	682,835	469,875

	TOTAL COMMON STOCKS	933,569,051	1,357,506,808

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
23,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	720,607	937,710

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
49,000	Ivanhoe Mines Ltd., expire 01/26/11†	0	68,600

	WARRANTS — 0.0%
	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	450,000	196,500

	Energy and Utilities — 0.0%
12,183	GenOn Energy Inc., expire 01/03/11† (b)	36,353	85

	TOTAL WARRANTS	486,353	196,585

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (e)	$2,000,000	$2,187,500

	Retail — 0.0%
2,000,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11† (b)	1,976,465	630,000

	TOTAL CONVERTIBLE CORPORATE BONDS	3,976,465	2,817,500

	CORPORATE BONDS — 0.0%
	Consumer Products — 0.0%
1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11† (b)	0	0

	U.S. GOVERNMENT OBLIGATIONS — 0.2%
2,790,000	U.S. Treasury Bills, 0.105% to 0.180%††, 02/10/11 to 06/30/11	2,789,330	2,789,341

	TOTAL INVESTMENTS — 100.0%	$941,541,806	1,364,316,544

			Unrealized
Notional		Termination	Appreciation/
Amount		Date	Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$584,107 (60,000 Shares)	Rolls-Royce Group plc	06/27/11	(10,539)
17,901 (11,520,000 Shares)	Rolls-Royce Group plc, Cl. C	06/27/11	17.961

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		7,422

Number of			Expiration
Contracts			Date
	FUTURES CONTRACTS — SHORT POSITION
455	S & P 500 E-Mini Futures	03/18/2011	36,855

Market
Value
Other Assets and Liabilities (Net)	(189,162)

PREFERRED STOCK
(8,218,262 preferred shares outstanding)	(305,356,550)

NET ASSETS — COMMON STOCK
(180,857,486 common shares outstanding)	$1,058,815,109

NET ASSET VALUE PER COMMON SHARE
($1,058,815,109 ÷ 180,857,486 shares outstanding)	$5.85

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

(a)	Securities, or a portion thereof, with a value of $90,247,600 were pledged as collateral for futures contracts.

(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $721,276 or 0.05% of total investments.

(c)	Denoted in units.

(d)	At December 31, 2010, the Fund held an investment in a restricted security amounting to $27,263 or 0.00% of total investments, which were valued under methods approved by the Board of Directors as follows:

				12/31/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0040

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of the Rule 144A security amounted to $2,187,500 or 0.16% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	80.5%	$1,097,683,223
Europe	14.2	193,748,884
Latin America	3.7	50,159,437
Japan	1.5	20,936,518
Asia/Pacific	0.1	1,788,482

Total Investments	100.0%	$1,364,316,544

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $941,541,806)	$1,364,316,544
Foreign currency, at value (cost $2,494)	2,519
Cash	30,155
Receivable for investments sold	3,303,472
Dividends and interest receivable	1,891,829
Unrealized appreciation on swap contracts	17,961
Variation margin receivable	36,855
Prepaid expense	31,236

Total Assets .	1,369,630,571

Liabilities:
Payable for investments purchased	259,442
Distributions payable	176,494
Payable for investment advisory fees	3,950,715
Payable for payroll expenses	38,846
Payable for accounting fees	7,500
Payable for auction agent fees	716,533
Unrealized depreciation on swap contracts	10,539
Other accrued expenses	298,843

Total Liabilities	5,458,912

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Market, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Stock	305,356,550

Net Assets Attributable to Common Shareholders	$1,058,815,109

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$723,691,721
Accumulated distributions in excess of net investment income	(857,916)
Accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(86,021,319)
Net unrealized appreciation on investments	422,774,738
Net unrealized depreciation on futures contracts	(801,745)
Net unrealized appreciation on swap contracts	7,422
Net unrealized appreciation on foreign currency translations	22,208

Net Assets	$1,058,815,109

Net Asset Value per Common Share:
($1,058,815,109 ÷ 180,857,486 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.85

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $657,367)	$22,750,852
Interest	200,832

Total Investment Income	22,951,684

Expenses:
Investment advisory fees	12,514,560
Shareholder communications expenses	412,895
Payroll expenses	178,830
Custodian fees .	168,802
Directors’ fees .	143,994
Offering expense for issuance of preferred shares	143,532
Shareholder services fees	127,652
Legal and audit fees	82,711
Auction agent fees	50,960
Accounting fees	45,000
Interest expense	3,718
Tax expense	3,344
Miscellaneous expenses	349,893

Total Expenses	14,225,891

Net Investment Income	8,725,793

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(5,536,868)
Net realized loss on futures contracts	(2,177,505)
Net realized gain on swap contracts	323,726
Net realized loss on foreign currency transactions	(63,157)

Net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(7,453,804)

Net change in unrealized appreciation/depreciation:
on investments	253,073,947
on futures contracts	(801,745)
on swap contracts	37,488
on foreign currency translations	17,847

Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	252,327,537

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency	244,873,733

Net Increase in Net Assets Resulting from Operations	253,599,526

Total Distributions to Preferred Stock Shareholders	(12,839,531)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$240,759,995

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income	$8,725,793	$11,574,335
Net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(7,453,804)	(55,179,842)
Net change in unrealized appreciation on investments, futures contracts, swap contracts, and foreign currency translations	252,327,537	344,037,176

Net Increase in Net Assets Resulting from Operations	253,599,526	300,431,669

Distributions to Preferred Shareholders:
Net investment income	(9,224,573)	(12,991,753)
Return of capital	(3,614,958)	—

Total Distributions to Preferred Shareholders	(12,839,531)	(12,991,753)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	240,759,995	287,439,916

Distributions to Common Shareholders:
Net investment income	—	(17,615)
Return of capital	(92,239,189)	(127,616,760)

Total Distributions to Common Shareholders	(92,239,189)	(127,634,375)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	—	26,068,179
Net increase in net assets attributable to common shareholders from repurchase of preferred shares	—	319,017
Recapture of gain on sale of Fund shares by an affiliate	25,488	—

Net Increase in Net Assets from Fund Share Transactions	25,488	26,387,196

Net Increase in Net Assets Attributable to Common Shareholders	148,546,294	186,192,737

Net Assets Attributable to Common Shareholders:
Beginning of period	910,268,815	724,076,078

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,058,815,109	$910,268,815

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010	2009		2008		2007	2006
Operating Performance:
Net asset value, beginning of period	$5.03	$4.14		$9.22		$9.40	$8.10

Net investment income	0.05	0.06		0.12		0.14	0.18
Net realized and unrealized gain/(loss) on investments, written options, futures contracts, swap contracts, and foreign currency transactions	1.35	1.62		(4.30)		1.12	2.18

Total from investment operations	1.40	1.68		(4.18)		1.26	2.36

Distributions to Preferred Shareholders:(a)
Net investment income	(0.05)	(0.07)		(0.11)		(0.02)	(0.03)
Net realized gain	—	—		—		(0.12)	(0.12)
Return of capital	(0.02)	—		—		—	—

Total distributions to preferred shareholders	(0.07)	(0.07)		(0.11)		(0.14)	(0.15)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.33	1.61		(4.29)		1.12	2.21

Distributions to Common Shareholders:
Net investment income	—	(0.00	)(e)	(0.00	)(e)	(0.12)	(0.16)
Net realized gain	—	—		—		(0.57)	(0.72)
Return of capital	(0.51)	(0.72)		(0.80)		(0.61)	—

Total distributions to common shareholders	(0.51)	(0.72)		(0.80)		(1.30)	(0.88)

Fund Share Transactions:
Increase in net asset value from common stock share transactions	—	0.00	(e)	0.01		—	—
Increase in net asset value from repurchase of preferred shares	—	0.00	(e)	0.00	(e)	—	—
Recapture of gain on sale of Fund shares by an affiliate	0.00 (e)	—		—		—	—
Offering costs for preferred shares charged to paid-in capital	—	—		0.00	(e)	—	(0.03)
Offering costs for issuance of rights charged to paid-in capital	—	—		—		—	(0.00	)(e)

Total fund share transactions	0.00 (e)	0.00	(e)	0.01		—	(0.03)

Net Asset Value Attributable to Common Shareholders, End of Period	$5.85	$5.03		$4.14		$9.22	$9.40

NAV total return †	28.15%	44.10%		(49.06)%		12.14%	28.17%

Market value, end of period	$5.67	$5.04		$3.70		$9.28	$9.41

Investment total return ††	23.96%	61.56%		(54.77)%		12.75%	29.42%

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,364,172	$1,215,626	$1,106,614	$1,990,123	$2,114,399
Net assets attributable to common shares, end of period (in 000’s)	$1,058,815	$910,269	$724,076	$1,586,381	$1,586,906
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.92%	1.53%	1.73%	1.16%	2.12%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.50%	1.74%	1.52%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.50%	1.72%	1.19%	1.46%	1.43%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.14%	1.22%	1.14%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.14%	1.20%	0.89%	1.17%	1.11%
Portfolio turnover rate †††	5.5%	6.7%	13.5%	17.2%	29.5%

Preferred Stock:
7.200% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	—	—	—	$123,750
Total shares outstanding (in 000’s)	—	—	—	—	4,950
Liquidation preference per share	—	—	—	—	$25.00
Average market value (b)	—	—	—	—	$25.27
Asset coverage per share	—	—	—	—	$100.21
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000	$72,000	$117,000	$130,000	$130,000
Total shares outstanding (in 000’s)	3	3	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$111,687	$99,525	$72,320	$123,230	$100,211
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097	$59,097	$72,532	$73,743	$73,743
Total shares outstanding (in 000’s)	2,364	2,364	2,901	2,950	2,950
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.03	$23.39	$22.69	$23.86	$23.98
Asset coverage per share	$111.69	$99.53	$72.32	$123.23	$100.21
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000	$28,000	$45,000	$50,000	$50,000
Total shares outstanding (in 000’s)	1	1	2	2	2
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$111,687	$99,525	$72,320	$123,230	$100,211
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260	$146,260	$148,007	$150,000	$150,000
Total shares outstanding (in 000’s)	5,850	5,850	5,920	6,000	6,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.71	$24.08	$23.48	$24.69	$25.12
Asset coverage per share	$111.69	$99.53	$72.32	$123.23	$100.21
Asset Coverage (d)	447%	398%	289%	493%	401%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 27.3% and 33.1%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	Based on weekly prices.

(c)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(d)	Asset coverage is calculated by combining all series of preferred stock.

(e)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Equity Trust Inc. (the “Equity Trust”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.
     The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
• Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk,    etc.); and
• Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

		Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$96,661,119	$15,250	$0	$96,676,369
Entertainment	73,900,988	—	91,191	73,992,179
Aerospace	25,176,004	119,738	—	25,295,742
Other Industries (a)	1,161,542,518	—	—	1,161,542,518

Total Common Stocks	1,357,280,629	134,988	91,191	1,357,506,808

Convertible Preferred Stocks (a)	937,710	—	—	937,710
Rights (a)	68,600	—	—	68,600

Warrants:
Retail	196,500	—	—	196,500
Energy and Utilities	—	—	85	85

Total Warrants	196,500	—	85	196,585

Convertible Corporate Bonds	—	2,187,500	630,000	2,817,500
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	2,789,341	—	2,789,341

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,358,483,439	$5,111,829	$721,276	$1,364,316,544

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$17,961	$—	$17,961
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACTS
Contract for Difference Swap Agreement	—	(10,539)	—	(10,539)
Futures Contracts Sold (b)	(801,745)	—	—	(801,745)

TOTAL OTHER FINANCIAL INSTRUMENTS	$(801,745)	$7,422	$—	$(794,323)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the Notes to Financial Statements.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$0	$—
Entertainment	67,527	—	—	23,664	—	—	—	91,191	23,664
Equipment and Supplies	0	—	(71,252)	71,252	(0)	—	—	—	—

Total Common Stocks	67,527	—	(71,252)	94,916	(0)	—	—	91,191	23,664

Warrants	—	—	—	(5,763)	—	5,848	—	85	(5,763)
Convertible Corporate Bonds	—	—	(74,750)	(1,253,205)	(1,226,545)	3,184,500	—	630,000	(1,253,205)
Corporate Bonds	0	—	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$67,527	$—	$(146,002)	$(1,164,052)	$(1,226,545)	$3,190,348	$—	$721,276	$(1,235,304)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2010 the Fund held no investments in options.
Swap Agreements. The Fund may enter into equity contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or to hedge or protect its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series C Cumulative Preferred Stock and Series E Cumulative Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.
During the year ended December 31, 2010, the Fund held no investments in interest rate swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2010 are reflected within the Schedule of Investments and further details are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
		One Month LIBOR plus
	Market Value Appreciation on:	90 bps plus Market Value Depreciation on:
$584,107 (60,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$(10,539)
17,901 (11,520,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/27/11	17,961

				$7,422

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2010 had an average monthly notional amount of approximately $1,522,421.
As of December 31, 2010, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2010, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2010 are reflected within the Schedule of Investments.
The Fund’s volume of activity in equity futures contracts sold during the year ended December 31, 2010 had an average monthly notional value of approximately $8,857,424.
As of December 31, 2010, the value of equity futures contracts can be found in the Statement of Assets and Liabilities under Assets, Variation margin receivable. For the year ended December 31, 2010, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized depreciation on futures contracts.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2010, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 0.01%.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at December 31, 2010. For the restricted securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended December 31, 2010.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, disallowed expenses related to offering expense, recharacterization of distributions, adjustments on the sale of a security no longer deemed a passive foreign investment company, distributions and basis adjustments on underlying investments and real estate investment trusts, and swap contract reclasses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $515,769 and to increase accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions by $373,897, with an offsetting adjustment to paid-in capital.
     Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value (“NAV”) and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.
     Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	—	$9,224,573	$17,615	$12,991,753
Return of capital	$92,239,189	3,614,958	127,616,760	—

Total distributions paid	$92,239,189	$12,839,531	$127,634,375	$12,991,753

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     The Fund paid a $3,344 corporate tax expense due to a previously unidentified passive foreign investment company investment held in prior years.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(72,413,822)
Net unrealized appreciation on investments, futures contracts, swap contracts, and foreign currency translations	407,802,924
Other temporary differences*	(265,714)

Total	$335,123,388

*	Other temporary differences are primarily due to income adjustments from investments in hybrid and defaulted securities, and swap contract mark-to-market and accrual adjustments.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,413,822 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,952 of the loss carryforward is available through 2016; $53,348,591 is available through 2017; and $13,387,279 is available through 2018.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in real estate investment trusts and partnerships, adjustments on the sale of a security no longer deemed a passive foreign investment company, distribution and basis adjustments on underlying investments and real estate investment trusts, mark-to-market adjustments on investments in swap contracts, and mark-to-market adjustments on passive foreign investment companies.
     The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$956,543,250	$505,772,095	$(97,998,801)	$407,773,294
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any interest or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2010, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.
     During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $228,541 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010, the Fund paid or accrued $178,830 in payroll expenses in the Statement of Operations.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $68,311,548, and $165,481,753, respectively.
     Sales of U.S. Government obligations for the year ended December 31, 2010, other than short-term obligations, aggregated $375,449.
5. Capital. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2010 and December 31, 2009, the Fund did not repurchase any shares of its common stock in the open market.
Transactions in common shares were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	—	$—	5,943,836	$26,068,179
Net decrease from write-off of common shares	(5,502)	—	—	—

Net increase/(decrease)	(5,502)	$—	5,943,836	$26,068,179

     The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     A shelf registration authorizing the offering of an additional $500,000,000 of preferred shares was declared effective by the SEC on March 20, 2008. Offering costs of $143,532 relating to this shelf registration was written off in 2010.
     On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series C Stock for which they have

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series C Stock ranged from 0.105% to 0.420% during the year ended December 31, 2010. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the year ended December 31, 2010. At December 31, 2010, 2,880 shares of Series C Stock were outstanding with an annualized dividend rate of 0.345% and accrued dividends amounted to $2,070.
     During the year ended December 31, 2009, the Fund redeemed and retired 1,800 shares of Series C Stock.
     On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock (“Series D Stock”). Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the Series D Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2010, the Fund did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At December 31, 2010, 2,363,860 shares of 5.875% Series D Stock were outstanding and accrued dividends amounted to $48,221.
     During the year ended December 31, 2009, the Fund repurchased and retired 57,409 shares of Series D Stock in the open market at a cost of $1,292,467 and an average discount of approximately 9.99% from its liquidation preference. In addition, the Fund also redeemed and retired 480,000 shares of its outstanding Series D Stock as authorized by the Board.
     On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock (“Series E Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series E Stock subject to bid orders by potential holders has been less than the number of Series E Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. In that event, holders that have submitted sell orders have not been able to sell any or all of the Series E Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series E Stock ranged from 0.090% to 0.525% during the year ended December 31, 2010. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series E Stock may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Stock in whole or in part at the redemption price at any time. There were no redemptions of Series E Stock during the year ended December 31, 2010. At December 31, 2010, 1,120 shares of Series E Stock were outstanding with an annualized dividend rate of 0.330% and accrued dividends amounted to $257.
     During the year ended December 31, 2009, the Fund redeemed and retired 680 shares of Series E Stock.
     On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock (“Series F Stock”). Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series F Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2010, the Fund did not repurchase any shares of 6.200% Series F Cumulative Preferred Stock. At December 31, 2010, 5,850,402 shares of Series F Stock were outstanding and accrued dividends amounted to $125,946.
     During the year ended December 31, 2009, the Fund repurchased and retired 69,864 shares of Series F Stock in the open market at a cost of $1,570,341 and an average discount of approximately 10.13% from its liquidation preference.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI EQUITY TRUST INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Trust”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2011

THE GABELLI EQUITY TRUST INC.
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[5]
INTERESTED DIRECTORS[3]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1986***	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[6]:

Thomas E. Bratter Director Age: 71	Since 1986***	3	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—

Anthony J. Colavita[4] Director Age: 75	Since 1999*	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 72	Since 1989**	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Frank J. Fahrenkopf Jr. Director Age: 71	Since 1998*	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Arthur V. Ferrara Director Age: 80	Since 2001***	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Anthony R. Pustorino Director Age: 85	Since 1986**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Salvatore J. Zizza Director Age: 65	Since 1986*	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI EQUITY TRUST INC.
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 44	Since 2000	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 56	Since 2009	Vice President of The Gabelli Global Gold, Natural Resources & Income Trust since 2005; Assistant Vice President of GAMCO Investors, Inc. since 2006

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Fund’s Investment Adviser.

[4]	Represents holders of the Fund’s Preferred Stock.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 14, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Stock
03/24/10	03/17/10	$0.11000	—	—	$0.11000	$5.1321
06/23/10	06/16/10	0.11000	—	—	0.11000	4.6677
09/23/10	09/16/10	0.12000	—	—	0.12000	5.0315
12/17/10	12/14/10	0.17000	—	—	0.17000	5.7918

		$0.51000	—	—	$0.51000
5.875% Series D Cumulative Preferred Stock
03/26/10	03/19/10	$0.36719	$0.26431	—	$0.10288
06/28/10	06/21/10	0.36719	0.26431	—	0.10288
09/27/10	09/20/10	0.36719	0.26431	—	0.10288
12/27/10	12/17/10	0.36719	0.26431	—	0.10288

		$1.46875	$1.05723	—	$0.41152
6.200% Series F Cumulative Preferred Stock
03/26/10	03/19/10	$0.38750	$0.27890	—	$0.10860
06/28/10	06/21/10	0.38750	0.27890	—	0.10860
09/27/10	09/20/10	0.38750	0.27890	—	0.10860
12/27/10	12/17/10	0.38750	0.27890	—	0.10860

		$1.55000	$1.11560	—	$0.43440
Auction Rate Series C and E Cumulative Preferred Stock
     Auction Rate Preferred Stock pays dividends weekly based on a rate set at auction, usually held every seven days. There were no 2010 distributions derived from long-term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock.
     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2010 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2010.
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     In 2010, the Fund paid to common, 5.875% Series D, and 6.200% Series F cumulative preferred shareholders ordinary income dividends totaling $0.00000, $1.05723, and $1.11560 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E cumulative preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $47.84624 and $48.73162 per share, respectively, in 2010. For the year ended December 31, 2010, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2010 derived from U.S. Government securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 0.20%. For the year ended December 31, 2010, 0.86% of the ordinary income dividend was qualified interest income.
The Annual Meeting of The Gabelli Equity Trust’s shareholders will be held on Monday, May 16, 2011 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2010

	Historical Distribution Summary
		Short-	Long-		Undistributed	Taxes Paid on
		Term	Term	Non-Taxable	Long-Term	Undistributed		Adjustment
	Investment	Capital	Capital	Return of	Capital	Capital	Total	to
	Income	Gains (b)	Gains	Capital	Gains	Gains (c)	Distributions (a)	Cost Basis
Common Stock
2010	—	—	—	$0.51000	—	—	$0.51000	$0.51000—
2009	$0.00040	—	—	0.71960	—	—	0.72000	0.71960 —
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000 —
2007 (d)	0.10455	$0.05323	$0.52679	0.63543	—	—	1.32000	0.63543—
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
2004	0.01930	0.04990	0.73080	—	—	—	0.80000	—
2003	0.01140	0.04480	0.63380	—	—	—	0.69000	—
2002	0.05180	0.01550	0.88270	—	—	—	0.95000	—
2001 (f)	0.06700	0.06400	0.94900	—	—	—	1.08000	—
2000	0.04070	0.15500	1.11430	—	—	—	1.31000	—
1999 (g)	0.03010	0.21378	0.99561	0.91176	—	—	2.15125	0.91176 —
1998	0.06420	—	1.10080	—	—	—	1.16500	—
1997	0.07610	0.00210	0.93670	0.02510	—	—	1.04000	0.02500—
1996	0.10480	—	0.78120	0.11400	—	—	1.00000	0.11400—
1995 (h)	0.12890	—	0.49310	0.37800	—	—	1.00000	0.37800—
1994 (i)	0.13536	0.06527	0.30300	1.38262	—	—	1.88625	1.38262—
1993 (j)	0.13050	0.02030	0.72930	0.22990	—	—	1.11000	0.22990 —
1992 (k)	0.20530	0.04050	0.29660	0.51760	—	—	1.06000	0.51760—
1991 (l)	0.22590	0.03990	0.14420	0.68000	—	—	1.09000	0.68000—
1990	0.50470	—	0.22950	0.44580	—	—	1.18000	0.44580—
1989	0.29100	0.35650	0.66250	—	$0.62880	$0.21380	1.31000	0.41500 +
1988	0.14500	0.20900	0.19600	—	0.25130	0.08540	0.55000	0.16590 +
1987	0.25600	0.49100	0.33500	—	—	—	1.08200	—

5.875% Series D Cumulative Preferred Stock
2010	$1.05723	—	—	$0.41152	—	—	$1.46875	$0.41152—
2009	1.46875	—	—	—	—	—	1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	$0.11474	$1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
2004	0.03542	0.09159	1.34174	—	—	—	1.46875	—
2003	0.00535	0.02086	0.29610	—	—	—	0.32231	—

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2010

			Historical Distribution Summary (Continued)
		Short-	Long-		Undistributed	Taxes Paid on
		Term	Term	Non-Taxable	Long-Term	Undistributed		Adjustment
	Investment	Capital	Capital	Return of	Capital	Capital	Total	to
	Income	Gains (b)	Gains	Capital	Gains	Gains (c)	Distributions (a)	Cost Basis
6.200% Series F Cumulative Preferred Stock
2010	$1.11560	—	—	$0.43440	—	—	$1.55000	$0.43440—
2009	1.55000	—	—	—	—	—	1.55000	—
2008	1.55000	—	—	—	—	—	1.55000	—
2007	0.23330	$0.12100	$1.19570	—	—	—	1.55000	—
2006	0.03527	0.01480	0.15229	—	—	—	0.20236	—
Auction Rate Series C Cumulative Preferred Stock
2010	$47.84624	—	—	$18.62376	—	—	$66.47000	$18.62376—
2009	70.60000	—	—	—	—	—	70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	$105.89030	$1,045.68820	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
2004	9.15570	23.67550	346.83810	—	—	—	379.66930	—
2003	5.42000	21.05000	298.41000	—	—	—	324.88000	—
2002	12.28350	3.71450	209.89200	—	—	—	225.89000	—
Auction Rate Series E Cumulative Preferred Stock
2010	$48.73162	—	—	$18.96838	—	—	$67.70000	$18.96838—
2009	65.24000	—	—	—	—	—	65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	$103.42412	$1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—
2004	9.30280	24.05620	352.41090	—	—	—	385.76000	—
2003	1.07000	4.18000	59.32000	—	—	—	64.57000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income.

(c)	Net Asset Value was reduced by this amount on the last business day of the year. Non-taxable.

(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.

(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.

(f)	On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(g)	On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(h)	On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(i)	On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(j)	On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(k)	On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(l)	On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

—	Decrease in cost basis.

+	Increase in cost basis.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DIRECTORS AND OFFICERS
THE GABELLI EQUITY TRUST INC.
One Corporate Center, Rye, NY 10580-1422

Directors
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Dr. Thomas E. Bratter
President & Founder, John Dewey Academy

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Arthur V. Ferrara
Former Chairman & Chief Executive Officer,
Guardian Life Insurance Company of America

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Carter W. Austin
Vice President

Peter D. Goldstein
Chief Compliance Officer

Molly A.F. Marion
Vice President & Ombudsman

Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.875%	6.20%
	Common	Preferred	Preferred
NYSE—Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	180,857,486	2,363,860	5,850,402
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC. One Corporate Center, Rye, NY 10580-1422 Phone: 800-GABELLI (800-422-3554) Fax: 914-921-5118 Internet: www.gabelli.com e-mail: closedend@gabelli.com GAB Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,400 for 2009 and $45,427 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $20,200 for 2009 and $13,463 for 2010. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2009 and $4,200 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
• Operations

• Legal Department

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• Proxy Department

• Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
• Paying greenmail
• Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
• Stock split
• Stock option or other executive compensation plan
• Finance growth of company/strengthen balance sheet
• Aid in restructuring
• Improve credit rating
• Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc. (the “Fund”). Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Zahid Siddique is an Associate Portfolio Manager of the Fund. Mr. Siddique joined GAMCO Investors, Inc. in 2005 as a security analyst, and currently leads a research team covering the global industrial and infrastructure sectors.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

					Total Assets in
				No. of Accounts	Accounts where
		Total		where Advisory Fee	Advisory Fee is
Name of		No. of Accounts		is Based on	Based on
Portfolio Manager	Type of Accounts	Managed	Total Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	15.9B	8	2.9B

	Other Pooled Investment Vehicles:	16	478.4M	14	470.6M

	Other Accounts:	1,702	14.4B	9	1.9B

2. Zahid Siddique	Registered Investment Companies:	0	0	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	1	$564.6K	0	0
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
Mario J. Gabelli and Zahid Siddique owned over $1,000,000 and $0 of shares of the Trust as of December 31, 2010.
     (b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May Yet
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Be Purchased Under the Plans
Period	Purchased	per Share (or Unit)	or Programs	or Programs
Month #1 07/01/10 through 07/31/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,862,988 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402

Month #2 08/01/10 through 08/31/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,862,988 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402

Month #3 09/01/10 through 09/30/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,862,988 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402

Month #4 10/01/10 through 10/31/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,862,988 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402

Month #5 11/01/10 through 11/30/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,862,988 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402

Month 12/01/10 through 12/31/10	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — 180,857,486 Preferred Series D — 2,363,860 Preferred Series F — 5,850,402
Total	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	Common — N/A Preferred Series D — N/A Preferred Series F — N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, the Board of Directors of The Gabelli Equity Trust, Inc. (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”) and adopted certain Articles Supplementary. The Amended and Restated Bylaws and the Articles Supplementary were deemed effective December 3, 2010.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.